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EXHIBIT 10.26


January 15, 1999



[Name]
[Address]
Dallas, Texas  [zip]

Dear [Name]:

This letter will serve as an amendment to your Employment Agreement dated ___________, 19___. First, Section 1 is amended to provide that the term of the Agreement shall automatically extend for a period of three (3) years after a "Change of Control" as that term is defined in your Employment Agreement. For example, if a Change of Control occurs on March 30, 1999, the Expiration Date of your Employment Agreement shall be March 30, 2002. Second, the term of the Noncompetition provisions contained in Sections 7.b.i, ii and iii are extended to a period of three (3) years.

If you are in agreement with the above amendments to your Employment Agreement, please so indicate by signing in the appropriate space below and returning this letter to me.

Sincerely,



[Officer]
[Title]



                                         AGREED TO AND ACCEPTED:



                                         -------------------------------------
                                         [Name]

                                         Date:
                                               -------------------------------